Exhibit 10(h)

AMENDMENT NO. 1

Dated as of June 18, 2004

to

CREDIT AGREEMENT

Dated as of March 31, 2004

THIS AMENDMENT NO. 1 (“Amendment”) is made as of June 18, 2004 by and among ABX Air, Inc. (the “Borrower”), the financial institutions listed on the signature pages hereof (the “Lenders”) and Bank One, NA (Main Office Columbus), as Administrative Agent (the “Agent”), under that certain Credit Agreement dated as of March 31, 2004 by and among the Borrower, the Lenders and the Agent (the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Borrower has requested that the Aggregate Revolving Loan Commitment be increased from $35,000,000 to $45,000,000;

WHEREAS, Merrill Lynch Business Financial Services Inc. (the “New Lender”) has agreed to provide, subject to the terms and conditions hereof, a new Revolving Loan Commitment in the aggregate amount of $10,000,000;

WHEREAS, the Borrower, the Lenders party hereto, the New Lender and the Agent have agreed to amend the Credit Agreement on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders party hereto and the Agent have agreed to the following amendments to the Credit Agreement.

1. Amendments to Credit Agreement. Effective as of June 18, 2004 (the “Effective Date”) but subject to the satisfaction of the conditions precedent set forth in Section 2 below,

(a) the Credit Agreement is amended to increase the Aggregate Revolving Loan Commitment to $45,000,000,

(b) the definition of “Commitment Schedule” appearing in Section 1.1 shall be deleted and the following shall be inserted in lieu thereof:

“Commitment Schedule” means the Schedule identifying each Lender’s Revolving Loan Commitment attached hereto and identified as such, as the same may be amended, restated, supplemented or otherwise modified from time to time.

(c) the definition of “Required Lenders” appearing in Section 1.1 shall be deleted and the following shall be inserted in lieu thereof:

“Required Lenders” means any two (2) or more Lenders in the aggregate having more than 50% of the Aggregate Revolving Loan Commitment (or, if all of the Revolving Loan Commitments are terminated pursuant to the terms of this Agreement, the Aggregate Outstanding Revolving Credit Exposure at such time).

(d) the reference to “$45,000,000” appearing in Section 2.5.3(i)(A) shall be deleted and “$50,000,000” shall be inserted in lieu thereof,

(e) the references to “$10,000,000” appearing in Sections 2.5.3(i)(B) and 2.5.3(i)(C) shall be deleted and “$5,000,000” shall be inserted in lieu thereof,

(f) the New Lender is deemed to be a Lender for all purposes under the Credit Agreement, and

(g) the Commitment Schedule is amended and restated in its entirety to read as set forth on Annex A hereto.

The Borrower hereby agrees to compensate each Lender for all losses, expenses and liabilities incurred by such Lender in connection with the sale and assignment of any Eurodollar Loans and the reallocation described in Section 2(a) below, in each case on the terms and in the manner set forth in Section 3.4 of the Credit Agreement.

2. Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that (a) the Agent shall have administered the reallocation of the Aggregate Outstanding Revolving Credit Exposure on the Effective Date ratably among the Lenders after giving effect to the increase in the Aggregate Revolving Loan Commitment pursuant hereto and (b) the Agent shall have received (i) counterparts of this Amendment duly executed by the Borrower, the Required Lenders, the New Lender and the Agent and the Consent and Reaffirmation attached hereto duly executed by the Guarantors, (ii) such other instruments and documents as are reasonably requested by the Agent and (iii) payment and/or reimbursement of all of the fees and expenses (including reasonable attorneys’ fees and expenses) due or payable to the Agent in connection with this Amendment.

3. Representations and Warranties of the Borrower. The Borrower hereby represents and warrants as follows:

(a) This Amendment and the Credit Agreement as amended hereby constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms, except as enforceability may be limited by (i) bankruptcy, insolvency, fraudulent conveyances, reorganization or similar laws relating to or affecting the enforcement of creditors’ rights generally; (ii) general equitable principles (whether considered in a proceeding in equity or at law); and (iii) requirements of reasonableness, good faith and fair dealing.

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(b) As of the date hereof and giving effect to the terms of this Amendment, (i) there exists no Default or Unmatured Default and (ii) the representations and warranties contained in Article V of the Credit Agreement, as amended hereby, are true and correct, except for representations and warranties made with reference solely to an earlier date.

4. Reference to and Effect on the Credit Agreement.

(a) Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b) Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

5. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws of the State of Ohio, but giving effect to federal laws applicable to national banks.

6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

7. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

[Signature Pages Follow]

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

ABX AIR, INC., as the Borrower

By:	/s/ Joseph C. Hete
Name:	Joseph C. Hete
Title:	President and CEO

BANK ONE, NA (MAIN OFFICE COLUMBUS), as Administrative Agent, as LC Issuer and as a Lender

By:	/s/ John B. Middelberg
Name:	John B. Middelberg
Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Bruce A. Kintex
Name:	Bruce A. Kintex
Title:	Vice President

MERRILL LYNCH BUSINESS FINANCIAL SERVICE INC., as a New Lender

By:	/s/ Rendell R. Meck
Name:	Rendell R. Meck
Title:	Vice President

Signature Page to Amendment No.1

ABX Air, Inc.

Credit Agreement dated as of March 31, 2004

CONSENT AND REAFFIRMATION

Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 1 to the Credit Agreement dated as of March 31, 2004 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among ABX Air, Inc. (the “Borrower”), the financial institutions from time to time party thereto (the “Lenders”) and Bank One, NA (Main Office Columbus), in its individual capacity as a Lender and in its capacity as contractual representative (the “Agent”), which Amendment No. 1 is dated as of June 15, 2004 (the “Amendment”). Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Guaranty Agreement, the Pledge and Security Agreement and any other Loan Document executed by it and acknowledges and agrees that such agreement and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.

Dated: June 15, 2004

SOUND SUPPRESSION, INC.		AIRBORNE F T Z, INC.

By:	/s/ Amiel M. Kuli	By:	/s/ Joseph C. Hete
Name:	Amiel M. Kuli	Name:	Joseph C. Hete
Title:	President	Title:	President

Signature Page to Amendment No.1

ABX Air, Inc.

Credit Agreement dated as of March 31, 2004

ANNEX A

COMMITMENT SCHEDULE

Lender	Amount of Revolving Loan Commitment	% of Aggregate Revolving Loan Commitment
Bank One, NA	$25,000,000	56%
PNC Bank, National Association	$10,000,000	22%
Merrill Lynch Business Financial Services Inc.	$10,000,000	22%
TOTAL	$45,000,000.00	100%